DELTA, JOBY AVIATION PARTNER TO PIONEER HOME-TO-AIRPORT TRANSPORTATION TO CUSTOMERS

•Joby to operate all-electric, vertical take-off and landing (eVTOL) aircraft, enabling fast, quiet, sustainable, city-to-airport service by air
•Delta to make upfront equity investment of $60 million in Joby, with total investment of up to $200 million possible as further milestones are achieved
•Initial launch, anticipated to be first eVTOL service to market, will target New York and Los Angeles, building on years of Delta investments in those cities
•The partnership will deliver a premium, differentiated service for Delta customers alongside Joby’s standard airport service
Santa Cruz, CA and Atlanta, GA, October 11, 2022 - Delta Air Lines (NYSE: DAL) is once again deepening its commitment to transform the future of travel: the airline is embarking on a multi-year, multi-market commercial and operational partnership with Joby Aviation, Inc. (NYSE: JOBY), to deliver transformational, sustainable home-to-airport transportation service to Delta customers, beginning in New York and Los Angeles.

As part of the first-of-its-kind arrangement, the companies will work together to integrate a Joby-operated service into Delta’s customer-facing channels, providing customers who travel with Delta through New York and Los Angeles the opportunity to reserve a seat for seamless, zero-operating-emission, short-range journeys to and from city airports when booking Delta travel.

Delta has made an upfront equity investment of $60 million in Joby, with the opportunity to expand the total investment up to $200 million as the partners achieve substantive milestones on the development and delivery of the service. The partners will work together to create a differentiated, premium experience for Delta customers featuring seamless booking, simplified transit and greater time savings. This will run alongside Joby’s standard airport service in priority markets. The partnership will be mutually exclusive across the U.S. and U.K. for five years following commercial launch, with the potential to extend that period.

“Delta always looks forward and embraces opportunities to lead the future, and we’ve found in Joby a partner that shares our pioneering spirit and commitment to delivering innovative, seamless experiences that are better for our customers, their journeys, and our world,” said Delta CEO Ed Bastian. “This is a groundbreaking opportunity for Delta to deliver a time-saving, uniquely premium home-to-airport solution for customers in key markets we’ve been investing and innovating in for many years.”

Delta has long made strategic investments in unique commercial partnerships that deliver value and drive growth for individual businesses. From investments in companies such as CLEAR and Wheels Up to a worldwide network of alliance partners (https://news.delta.com/delta-fortifies-global-partner-strategy) Delta’s partnerships have played a key role in Delta’s efforts to transform the travel experience.

“We share Delta’s unwavering commitment to delivering seamless and sustainable journeys to customers,” said Joby Founder and CEO JoeBen Bevirt. “Their history of innovation, along with their vast operational expertise and leadership on climate change, make them incredible partners for Joby, and it’s an honor to be working alongside them.”

Joby’s aircraft is designed to fly fast, quiet and sustainable trips in and around cities. The aircraft has flown more than 1,000 test flights, demonstrating its range, speed, altitude and low noise profile. The company was the first eVTOL company to be granted a G-1 (Stage 4) Certification Basis for its aircraft by the FAA and recently received its Part 135 Air Carrier Certification.

“Delta is differentiating and amplifying the customer experience with premium products, choices and solutions across the journey,” said Allison Ausband, Delta’s E.V.P. and Chief Customer Experience Officer. “Addressing what matters most to our customers is foundational to our focus, and our work with Joby is the latest in a series of ways we’re making the experience of travel more seamless, enjoyable and wait-free.”

This year alone, Delta unveiled multi-billion-dollar terminal transformations (https://news.delta.com/delta-debuts-dazzling-terminal-c-facility-new-yorks-laguardia-airport) at both New York’s LaGuardia Airport and Los Angeles International, further cementing its commitment to those hubs and creating a more efficient and seamless experience for customers from the moment they arrive at the airport. The airline also continues to invest in digital identity technology (https://news.delta.com/delta-reveals-first-ever-dedicated-tsa-precheckr-lobby-bag-drop) in these and other airports, which allows customers to move through the airport using facial matching, eliminating the need to show a boarding pass or government ID and thereby expediting their journeys. Delta also recently debuted its Parallel Reality experience (https://news.delta.com/parallel-realitytm-unlocks-simpler-personalized-airport-experience-detroit-customers) at Detroit Metropolitan Airport, bringing to life a technology that was first previewed at CES in 2020.

Additional financial details are available in Joby’s 8-K available here.

More information and visual assets in the media kit here (https://drive.google.com/drive/folders/1gg2NlMjmHYH1GK1hFs8Nu-lUJ-vLB1xO).

###
About Delta Air Lines
NO ONE BETTER CONNECTS THE WORLD
More than 4,000 Delta Air Lines (NYSE: DAL) flights take off every day, connecting people across more than 275 destinations on six continents with a commitment to industry-leading customer service, safety and innovation. As the leading global airline, Delta's mission is to create opportunities, foster understanding and expand horizons by connecting people and communities to each other and their potential.
Delta's more than 80,000 employees believe our customers should not have to choose between seeing the world and saving the planet. Delta is working toward more sustainable aviation by leveraging existing solutions and technologies, investing in the future of sustainable aviation fuel and actively engaging with next-generation solutions.
Our people lead the way in delivering a world-class customer experience (https://news.delta.com/category/travel-well), and we're continuing to ensure the future of travel (https://news.delta.com/delta-ces) is personalized, enjoyable and stress-free. Our people's genuine and enduring motivation is to make every customer feel welcomed and respected across every point of their journey with us.
Delta is America's most-awarded airline (https://news.delta.com/delta-worlds-most-awarded-airline) thanks to the dedication, passion and professionalism of its people, recognized by Fortune (https://news.delta.com/delta-no-18-among-fortunes-worlds-most-admired-companies), the Wall Street Journal (https://news.delta.com/delta-ranked-no-1-us-airline-wall-street-journal), and Business Travel News (https://news.delta.com/11th-consecutive-year-delta-named-no-1-business-travel-news-survey), among many others (https://news.delta.com/category/awards-recognition).

About Joby
Joby Aviation, Inc. (NYSE:JOBY) is a California-based transportation company developing an all-electric vertical take-off and landing aircraft which it intends to operate as part of a fast, quiet, and convenient service in cities around the world. To learn more, visit www.jobyaviation.com.
Forward Looking Statements
This release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the development and performance of our aircraft, the growth of our manufacturing capabilities, our regulatory outlook, progress and timing; our business plan, objectives, goals and market opportunity; and our current expectations relating to our business, financial condition, results of operations, prospects, capital needs and growth of our operations. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate”, “estimate”, “expect”, “project”, “plan”, “intend”, “believe”, “may”, “will”, “should”, “can have”, “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All forward looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: our ability to launch our aerial ridesharing service and the growth of the urban air mobility market generally; our ability to produce aircraft that meet our performance expectations in the volumes and on the timelines that we project, and our ability to launch our service; the competitive environment in which we operate; our future capital needs; our ability to adequately protect and enforce our intellectual property rights; our ability to effectively respond to evolving regulations and standards relating to our aircraft; our reliance on third-party suppliers and service partners; uncertainties related to our estimates of the size of the market for our service and future revenue opportunities; and other important factors discussed in the section titled “Risk Factors” in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2022, and in future filings and other reports we file with or furnish to the SEC. Any such forward-looking statements represent management’s estimates and beliefs as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.
Contacts:
Delta:
Media: grant.myatt@delta.com
Joby Aviation:
Investors: investors@jobyaviation.com
Media: press@jobyaviation.com